UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 23, 2005

                                  TECHALT, INC.

             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-27867
                            (Commission File Number)

                                   87-0533626
                        (IRS Employer Identification No.)

                         3311 N. Kennicott Ave., Suite A
                           Arlington Heights, IL 60004
               (Address of principal executive offices)(Zip Code)

                                 (847) 870-2601
                 Company's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

      Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the "safe harbor" private offering exemption provided by Rule 506 of Regulation D under Section 4(2) and of the Securities Act of 1933 (the "Exemption"), on February 23, 2005, in exchange for One Million Two Hundred Ninety Six Thousand Two Hundred Sixty Dollars ($1,296,260) the Company issued 1,296,260 shares of its Series A Convertible Preferred Stock (purchase price of One Dollar ($1.00) per share) (the "Series A Preferred") and warrants to purchase 2,592,520 shares of the Company's common stock (exercise price of One Dollar ($1.00) per share) (the "Warrants") pursuant to its Series A financing round (the "Offering"). Each share of the Series A Preferred converts into two
(2) shares of the common stock of the Company. The Series A Preferred and Warrants were issued to the following individuals/entities:

                                       Shares of Series
Name                                     A Preferred              Warrants
--------------------------------------------------------------------------
Derek Caldwell                             87,500                  175,000
--------------------------------------------------------------------------
Cherokee Holdings II, LLC                 168,760                  337,520
--------------------------------------------------------------------------
David Matthews                             50,000                  100,000
--------------------------------------------------------------------------
Chahram Pahlavi                           150,000                  300,000
--------------------------------------------------------------------------
Craig and Elizabeth Snider                100,000                  200,000
--------------------------------------------------------------------------
Tina Snider                                50,000                  100,000
--------------------------------------------------------------------------
Edward Snider                              50,000                  100,000
--------------------------------------------------------------------------
Randall E. Harris                          40,000                   80,000
--------------------------------------------------------------------------
Nathan Low Roth IRA                       200,000                  400,000
--------------------------------------------------------------------------
Elena Lefkowitz                            50,000                  100,000
--------------------------------------------------------------------------
Robert H. Craft, III                      100,000                  200,000
--------------------------------------------------------------------------
William Callanan                          200,000                  400,000
--------------------------------------------------------------------------
Christian Kinch                            50,000                  100,000
--------------------------------------------------------------------------
Total                                   1,296,260                2,592,520
--------------------------------------------------------------------------

For purposes of the Exemption, the Company relied upon (i) certain representations and warranties of the investors in the Offering (the "Investors") made pursuant to the agreements executed in connection with the Offering that the Investors are Accredited Investors (as that term is defined in the Securities Act of 1933 (the "33 Act")) and (ii) its own independent investigation to confirm that the Investors were indeed Accredited Investors.

The Investors are entitled to certain registration rights as provided in the Registration Rights Agreement made an exhibit to this Form 8-K.

Pursuant to the Exemption, on February 23, 2005, in exchange for Sunrise Securities Corp. ("Sunrise") providing certain investment banking services in connection with the Offering, Sunrise earned a commission of 1,040,000 shares of common stock and Warrants to purchase 925,000 shares of common stock for $.50 per share (the "Commission"). Sunrise has instructed the Company to issue the Commission as follows:

Name                                 Common Stock                 Warrants
--------------------------------------------------------------------------
Nathan Low                                676,000                  601,250
--------------------------------------------------------------------------
Derek Caldwell                            364,000                  323,750
--------------------------------------------------------------------------

For purposes of the Exemption, the Company relied upon (i) certain representations and warranties of the Mr. Caldwell and Mr. Low made pursuant to the agreements executed in connection with the Commission that they are Accredited Investors and (ii) its own independent investigation to confirm that they are indeed Accredited Investors. Nathan Low and Derek Caldwell's shares are being registered with those of the Investors.

Section 5 - Corporate Governance and Management

      Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 24, 2005, James E. Solomon, President, C.E.O. and Chairman of the Board of Directors of the Company resigned from his position as President of the Company and will continue as the C.E.O. and Chairman of the Board of Directors. Simultaneously therewith, Peter Lynch, the current Chief Operating Officer of the Company, was appointed President by the Board of Directors. Mr Lynch will continue as the COO of TechAlt. In addition to the aforementioned, Michael J. Lightfoot was appointed by the Board of Directors as Vice President of Administration of the Company.

Section 9 - Financial Statements and Exhibits

      Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No. Description                         Location
----------  ------------                        --------

   4.1      Form of Amended Certificate         Incorporated by reference to
            of Designation                      Exhibit 4.2 of the Company's
                                                SB-2/A filed February 17, 2005

   4.2      Form of Securities Purchase         Incorporated by reference to
            Agreement                           Exhibit 4.3 of the  Company's
                                                Form SB-2/A filed February 14,
                                                2005

   4.3      Form of Registration Rights         Incorporated by reference to
            Agreement                           Exhibit 4.4 of the Company's
                                                Form SB-2/A filed February 14,
                                                2005

   4.4      Form of Warrant                     Incorporated by reference to
                                                Exhibit 4.5 of the  Company's
                                                Form SB-2/A filed February 14,
                                                2005

  10.1      Financial Advisory and Investment   Incorporated by reference to
            Banking Agreement with Sunrise      Exhibit 10.3 of the Company's
            Securities Corp.                    Form SB-2 Registration Statement
                                                filed November 15, 2004


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        TECHALT, INC.
                                                         (Company)

                                                        /s/ David M. Otto
                                                        ------------------------
                                                        By: David M. Otto
                                                        Its: Secretary

                                                        Date: February 24, 2005

                                  EXHIBIT TABLE


Exhibit No. Description                         Location
----------  ------------                        --------

   4.1      Form of Amended Certificate         Incorporated by reference to
            of Designation                      Exhibit 4.2 of the Company's
                                                SB-2/A filed February 17, 2005

   4.2      Form of Securities Purchase         Incorporated by reference to
            Agreement                           Exhibit 4.3 of the  Company's
                                                Form SB-2/A filed February 14,
                                                2005

   4.3      Form of Registration Rights         Incorporated by reference to
            Agreement                           Exhibit 4.4 of the Company's
                                                Form SB-2/A filed February 14,
                                                2005

   4.4      Form of Warrant                     Incorporated by reference to
                                                Exhibit 4.5 of the  Company's
                                                Form SB-2/A filed February 14,
                                                2005

  10.1      Financial Advisory and Investment   Incorporated by reference to
            Banking Agreement with Sunrise      Exhibit 10.3 of the Company's
            Securities Corp.                    Form SB-2 Registration Statement
                                                filed November 15, 2004